SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [X ] Preliminary Proxy Statement
   [  ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
   [  ] Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                       FIDUCIARY CAPITAL GROWTH FUND, INC.
                (Name of Registrant as Specified in its Charter)

                       FIDUCIARY CAPITAL GROWTH FUND, INC.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                       FIDUCIARY CAPITAL GROWTH FUND, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD January 27, 1998


   To the Shareholders of Fiduciary Capital Growth Fund, Inc.

             NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of FIDUCIARY CAPITAL GROWTH FUND, INC. (the "Fund") will be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Tuesday, the 27th day of January, 1998, at 10:00 A.M. for the following purposes:

             1. To elect 6 directors to serve an indefinite term until their respective successors are chosen and qualified (Proposal No.
        1).

             2. To consider and act upon a proposal to amend the Fund's investment restriction concerning the amount of its total assets it may invest in the securities of any one issuer and the percentage of any one issuer's securities that it may purchase (Proposal No. 2).

             3. To transact such other business with respect to the Fund as may properly come before the meeting or any adjournments thereof.

             Only shareholders of record of the Fund at the close of business on December 10, 1997, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournments thereof.

             YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE STAMPED ENVELOPE PROVIDED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE FUND IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors



                                      DONALD S. WILSON
                                      Secretary
   Milwaukee, Wisconsin
   December 22, 1997

                       FIDUCIARY CAPITAL GROWTH FUND, INC.

                              225 East Mason Street
                           Milwaukee, Wisconsin 53202


                                 PROXY STATEMENT


             The enclosed proxy is being solicited by and on behalf of the Board of Directors of Fiduciary Capital Growth Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders to be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Tuesday, the 27th day of January, 1998 at 10:00 A.M. and at any adjournments thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Meeting could be adjourned if a quorum does not exist or the Meeting is disrupted by fire or other emergency. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless otherwise directed. A shareholder may otherwise direct by writing anywhere on the enclosed proxy that the shareholder will vote against any adjournments.

             Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the election of the nominees for the Board of Directors of the Fund (Proposal No. 1), and for the proposed amendment to an investment restriction of the Fund (Proposal No. 2). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Fund in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

             Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Fund may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation including preparing, assembling and mailing the proxy material will be borne by the Fund. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Fund beginning on or about December 22, 1997.

             The following proposals will be presented to the shareholders at the Meeting:

             Proposal No. 1           Election of Directors

             Proposal No. 2           Approval of Amendment to an Investment
                                      Restriction of the Fund

             The record holder of each outstanding share of the Fund is entitled to one vote on all matters submitted to shareholders of the Fund. See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

             Only shareholders of record of the Fund at the close of business on December 10, 1997, will be entitled to notice of and to vote at the Meeting. On that date, there were 2,285,676 issued and outstanding shares of the Fund.

             As of December 10, 1997, the number of shares owned by (i) the nominees for director and (ii) the only shareholders of the Fund, who to the Fund's knowledge owned more than 5% of the outstanding securities of the Fund were as set forth below:

                                   Amount and Nature of Beneficial Ownership

                                                                     Percent
    Name and Address of              Sole       Shared                 of
    Beneficial Owner                Power       Power      Aggregate  Class

    Ted D. Kellner
    225 East Mason Street
    Milwaukee, WI  53202            64,682      505,037*   569,719*  24.93%*

    Donald S. Wilson
    225 East Mason Street
    Milwaukee, WI  53202              736       463,951*   464,687*  20.33%*

    Resource Trust Company
    900 Second Avenue South
    Minneapolis, MN  55402                      179,573    179,573     7.86%

    Barry K. Allen
    c/o Fiduciary Management, Inc.
    225 East Mason Street
    Milwaukee, WI  53202             -0-            -0-        -0-      -0-

    George D. Dalton
    255 Fiserv Drive
    Brookfield, WI  53045            -0-            -0-        -0-      -0-

    Patrick J. English
    225 East Mason Street
    Milwaukee, WI  53202            14,101          -0-     14,101       **

    Thomas W. Mount
    c/o Fiduciary Management, Inc.
    225 East Mason Street
    Milwaukee, WI  53202             -0-            -0-         -0      -0-

    Directors (including nominees)
    and Executive Officers as a
    Group (7 persons)                                      585,373*  25.61%*

   __________________
   * Includes 463,951 shares owned by Fiduciary Management, Inc., retirement plans of Fiduciary Management, Inc. and clients of Fiduciary Management, Inc. for whom Fiduciary Management, Inc. exercises investment discretion. Messrs. Kellner and Wilson share the power to vote and dispose of the same 463,951 shares.

   **   Less than 1%

             THE FUND WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO DONALD S. WILSON AT 225 EAST MASON STREET, MILWAUKEE, WISCONSIN 53202 OR BY CALLING 1-800-811-5311.

   1.   PROPOSAL TO ELECT SIX DIRECTORS

             Six directors are to be elected at the Meeting to serve an indefinite term until their respective successors are chosen and qualified. The table set forth below identifies the six nominees for election as directors of the Fund and provides information as to the age, principal occupation and background for the last five years. Four of the nominees, Messrs. Allen, Kellner, Mount and Wilson, are currently members of the Board of Directors. Messrs. Kellner and Wilson have been directors of the Fund since its incorporation on July 29, 1981. Mr. Mount has been a director of the Fund since June 15, 1990 and Mr. Allen has been a director of the Fund since October 25, 1996.

             Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Fund has no reason to believe that any of the nominees will be unable to serve as director. However, in such event, the persons named as proxies will have discretionary authority to select and vote for substituted nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxies FOR the election of the nominees named below, unless shareholders specify that their vote be withheld as to all nominees or individual nominees. The Fund's Board of Directors recommends a vote FOR all nominees.

             Directors will be elected by a plurality of votes of the shareholders (assuming a quorum is present). "Plurality" means that the individuals receiving the largest number of votes are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

             The table below sets forth information regarding the nominees for the Board of Directors:

      Name of Nominee          Position with        Principal Occupation
         and Age                the Fund             During Past 5 Years

       Barry K. Allen            Director         Executive Vice President,
             49                                   Consumer &
                                                  Business Services,
                                                  Ameritech, since 1995;
                                                  President and Chief
                                                  Operating Officer of
                                                  Marquette Electronics,
                                                  Inc. from September, 1993
                                                  to August, 1995; President
                                                  and Chief Executive
                                                  Officer of Ameritech
                                                  Illinois from July, 1993
                                                  to September, 1993;
                                                  President and Chief
                                                  Executive Officer of
                                                  Wisconsin Bell from July,
                                                  1989 to July, 1993.  Mr.
                                                  Allen is also a member of
                                                  the Board of Directors of
                                                  Harley-Davidson, Inc. and
                                                  FMI Funds, Inc., a
                                                  registered investment
                                                  company advised by
                                                  Fiduciary Management, Inc.

      George D. Dalton   Nominee for Director     Chairman  of the Board,
             69                                   Chief Executive Officer
                                                  and a Director of Fiserv,
                                                  Inc., a provider  of
                                                  financial data processing
                                                  services to financial
                                                  institutions,  since 1984.
                                                  Mr. Dalton is  also  a
                                                  member of the Board  of
                                                  Directors of ARI Network
                                                  Services, Inc., a provider
                                                  of standard-based
                                                  Internet-enabled
                                                  electronic commerce
                                                  services, and APAC
                                                  TeleServices, Inc.,  a
                                                  provider of outsourced
                                                  telephone-based marketing,
                                                  sales and customer
                                                  management solutions.

    Patrick J. English*    Nominee for Director   Senior  Vice President  of
             37             and Vice President    Fiduciary Management, Inc.
                                                  since 1986.

      Ted D. Kellner*      Director, President    Chairman of  the Board and
             51            and Treasurer          Chief Executive Officer of
                                                  Fiduciary Management,
                                                  Inc.,  an investment
                                                  advisory firm, since 1980.
                                                  Mr. Kellner  is  also  a
                                                  director  of FMI  Funds,
                                                  Inc.

      Thomas W. Mount            Director         Retired Chairman and  a
             66                                   Director  of Stokely  USA,
                                                  Inc., a  canned and frozen
                                                  food  processor, where  he
                                                  served  in various
                                                  capacities since   1957.
                                                  Mr. Mount is  also   a
                                                  director of FMI  Funds,
                                                  Inc.

     Donald S. Wilson*   Director, Vice           President and Treasurer of
             54          President and            Fiduciary Management, Inc.
                         Secretary                since 1980.  Mr. Wilson is
                                                  also  a  director  of  FMI
                                                  Funds, Inc.

   _________________________
   *Interested person as defined in the Investment Company Act of 1940.

             Messrs. Kellner, English and Wilson are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 because they are officers and/or directors of Fiduciary Management, Inc., the current investment adviser of the Fund.

             The officers of the Fund are Mr. Ted D. Kellner, 51, President and Treasurer, Mr. Donald S. Wilson, 54, Vice President and Secretary, Mr. Gary G. Wagner, 54, Vice President and Assistant Secretary, and Mr. Patrick J. English, 37, Vice President. All of such persons serve for an indefinite term and have served in such capacities since 1996.

             The Fund does not compensate any of its officers or directors for their services to the Fund, except those directors who are not "interested persons" of the Fund. The Fund's standard method of compensating the directors who are not "interested persons" of the Fund is to pay each such director a fee of $600 for each meeting of the Board of Directors attended. The Fund does not provide pension or retirement benefits to its directors and officers.

             The table below sets forth the compensation paid to directors during the fiscal year ended September 30, 1997:



                                                                                                                  Total
                                                                                                               Compensation
                                            Aggregate          Pension or Retirement                           from the Fund
                                          Compensation         Benefits Accrued as       Estimated Annual     and Fund Complex
    Name of Person, Position                 from the            Part of the Fund's      Benefits Upon            Paid to
                                              Fund                Expenses                Retirement           Directors(1)
    Barry K. Allen,                           $600                   $0                       $0                   $600
    Director

    Ted D. Kellner,                             0                     0                        0                    0
    President, Treasurer and Director

    Thomas W. Mount, Director                  600                    0                        0                   600

    Donald S. Wilson, Vice President,           0                     0                        0                    0
    Secretary and Director


   (1) FMI Funds, Inc. and the Fund are the only investment companies in the Fund Complex.


             The Board of Directors has no audit, nominating, compensation or other similar committees. The Board of Directors met one time during the fiscal year ended September 30, 1997. All of the nominees who were directors of the Fund during the fiscal year ended September 30, 1997 attended the meeting.

   2.   PROPOSAL TO APPROVE AN AMENDMENT TO AN INVESTMENT RESTRICTION OF THE
        FUND

             The Fund currently has in effect the following investment restriction:

             "The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer."

   The Fund proposes to amend this investment restriction to read as follows:

             "The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations."

             The proposed amendment would have the effect of allowing the Fund to, with respect to 25% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, or hold more than 10% of any class of securities of any one issuer. Under the investment restriction as now in effect, the Fund would not be permitted to do so. Under the investment restriction as now in effect and as proposed to be amended, subsequent changes in the market values of portfolio securities after a purchase will not result in the violation of the investment restriction.

             The proposed amendment to the investment restriction will not cause the Fund to change its status as a diversified investment company under the 1940 Act. However the proposed amendment will allow the Fund to purchase larger positions in issuers than it could under the current investment restriction. The Fund's investment adviser believes this greater flexibility has the potential for improving the Fund's investment performance although it might increase the volatility of the Fund's investment performance and could result in poorer investment performance.

   Vote Required

             The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the proposal to amend the Fund's investment restriction.
   Under the 1940 Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. The failure to vote (whether by broker non-vote, abstention or otherwise), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if (b) above is applicable. If the proposal is not approved at the Meeting, the current investment restriction will remain unchanged.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             The Fund's investment adviser and administrator is Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202. The Fund has no principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

             Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

             The Fund's Board of Directors knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                      By Order of the Board of Directors


                                      DONALD S. WILSON
                                      Secretary
   Milwaukee, Wisconsin
   December 22, 1997

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                       FIDUCIARY CAPITAL GROWTH FUND, INC.
                                January 27, 1998

        The undersigned constitutes and appoints Ted D. Kellner and Donald S. Wilson, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of FIDUCIARY CAPITAL GROWTH FUND, INC. (the "Fund"), to be held at the Milwaukee Athletic Club on January 27, 1998, at 10:00 a.m. and at any adjournments thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:

        (1)  In the election of directors

             [_] FOR all nominees listed below (except as marked to the contrary below).

             [_]  WITHHOLD authority to vote for all nominees listed below.

      Barry K. Allen, George D. Dalton, Patrick J. English, Ted D. Kellner, Thomas W. Mount, Donald S. Wilson

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

        (2) To approve the proposal to amend the Fund's investment restriction concerning the amount of its total assets it may invest in the securities of any one issuer and the percentage of any one issuer's securities that it may purchase.

             FOR  [_]       AGAINST   [_]       ABSTAIN   [_]

        (3) Upon such other business as may properly come before the meeting or any adjournment thereof.


                                    This proxy will be voted as
                                    specified.  IF NO
                                    SPECIFICATION IS MADE, THIS
                                    PROXY WILL BE VOTED FOR THE
                                    PROPOSAL AND IN THE DISCRETION
                                    OF THE PROXIES UPON SUCH OTHER
                                    BUSINESS AS MAY PROPERLY COME
                                    BEFORE THE MEETING.
                                    The signature on this proxy
                                    should correspond exactly with
                                    the name of the shareholder as
                                    it appears on the proxy.  If
                                    stock is issued in the name of
                                    two or more persons, each
                                    should sign the proxy.  If a
                                    proxy is signed by an
                                    administrator, trustee,
                                    guardian, attorney or other
                                    fiduciary, please indicate
                                    full title as such.

                                    Dated ______________________
                                    ____________________________, 199_
                                    Signed

                                    ____________________________
                                    Signed

   THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS OF FIDUCIARY
   CAPITAL GROWTH FUND, INC.
   [_]  Please check here if you WILL be
        attending the meeting.